SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       December 26, 1996


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
              Agreement, dated as of March 1, 1996, providing
           for the issuance of Financial Asset Securities Corp.,
               Mego Mortgage FHA Title I Loan Trust 1996-2,
                FHA Title I Loan Asset-Backed Certificates,
                              Series 1996-2).

          (Exact name of registrant as specified in its charter)



              Delaware              33-99018        41-1849055
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Mego Mortgage FHA Title I Loan
              Trust 1996-2, FHA Title I Loan Asset-Backed
              Certificates, Series 1996-2, a Trust created pursuant to the Pooling and Servicing
              Agreement, dated August 1, 1996, by First Trust of New York, National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
              December 26, 1996. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due August 25, 2017.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date December 26, 1996.

                    Principal     Interest      Ending Balance

       Cede & Co    $706,009.98   $323,415.73   $46,103,099.00


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated December 26, 1996.




              MEGO MORTGAGE CORPORATION
     FHA TITLE I LOAN ASSET-BACKED CERTIFICATES
                  SERIES 1996-2


                  CERTIFICATE HOLDERS' REPORT
Distribution Date:  26-Dec-96



       Beginning                                           Ending
      Certificate  Principal    Interest      Total      Certificate
Class   Balance   DistributionDistribution Distribution    Balance

  A   46809108.98   706009.98   283780.22     989790.20  46103099.00
  S   47562612.96 NA             39635.51      39635.51  46933698.71
  R            NA NA                 0.00          0.00 NA


Total 46809108.98   706009.98   323415.73    1029425.71  46103099.00



           AMOUNTS PER $1,000 UNIT

                                              Ending       Current
       Principal    Interest     Total     Certificate  Pass-Through
ClassDistribution DistributionDistribution   Balance    Interest Rate

  A   14.54580994  5.84667820 20.39248814  949.85472945       7.2750%
S (a)  0.00000000  0.81251267  0.81251267  962.12272456       1.0000%




                  Trustee's Certificate
     Pooling and Servicing Agreement Dated March 21, 1996

i) Interest from Mortgagors / Master Servicer                         554412.62
   Interest from Purchased Loans                                           0.00
   Interest from Defaulted Mortgage Loans                                  0.00
                                                                      554412.62

   Principal Collections (Regular Installments)                        68947.54
   Principal Collections (Curtailments and Paid in Fulls)             476797.66
   Principal from Purchased Loans                                          0.00
   Principal from Defaulted Mortgage Loans                                 0.00
                                                                      545745.20

   Collected Amount                                                  1100157.82
   Deposits Pursuant to Sec. 4.03 (e) - Reserve Account Deposits           0.00
   Amount Deposited Pursuant to Section 2.04 (d)  Substitutions          591.31
   Distribution Amount                                               1100749.13
   Insured Payments                                                        0.00
   Amount Available                                                  1100749.13

ii)  Pool Balance Information:
     Beginning Pool Balance                 47562612.96
     less: Principal Collections              545745.20






     less: Principal Losses                    83169.05
     Ending Pool Balance                    46933698.71

                                              Before        After
iii)  Class A Factors:                    Distributions Distributions
          Class A                            0.96440054   0.94985473

                                          Computed      Distributed

                                             Computed    Distributed
                                              Amount       Amount     Shortfall
iv)  Class A Monthly Interest Amount          283780.22    283780.22       0.00
     Class A Principal Distribution Amount    628914.25    628914.25       0.00
      (limited to the Overcolleralization Amount)
      Class A Distribution of                  77095.73     77095.73       0.00
       Distributable Excess Spread
         Class A Guaranteed Distribution           0.00         0.00       0.00

v)   Excess Spread                                                     77095.73
     Distributable Excess Spread                                       77095.73

vi)  FHA Premium Account Deposit                                        9299.16
      Servicer Fee                                                     39635.51
      Master Servicer Fee                                               3170.84
      Master Servicer Reimbursement                                     2819.13
      Trustee Fee                                                       1981.78
      Premium                                                          14417.00
      Reimbursement Amount distributed to the Certificate Insurer          0.00
      Successor Master Servicer Fees                                       0.00
      Priority Expenses                                                    0.00
      Excess Claim Amount                                                  0.00


vii)  Collateral Performance Percentages
        30+ Delinquency Percentage (Rolling Three Month)                 3.1904%
        60+ Delinquency Percentage (Rolling Three Month)                 1.0983%
        Annual Default Percentage (Three Month Average)                  0.7076%
        Cumulative Default Percentage                                    0.1763%


viii)  Overcollateralization Information:
         OC Multiple                                                       1.00
         Required OC Amount                                          1707349.19
         Overcollateralization Amount (before distributions)          753503.98
         Overcollateralization Amount (after distributions)           830599.71


ix)  Default Information:
                                                      Current Period Cumulative
           Principal Balance of Defaulted Loans             83169.05   83169.05
           Principal Balance of Credit Support Multiple     83169.05   83169.05


x)   FHA Insurance Information:

         Trust Designated Insurance Amount  (at the Cut-off Date)    4878140.00

                     Number      Number      Balance       Balance
                Current Period Cumulative Current Period Cumulative
    Claims Filed            0           1          0.00     24955.58






    Claims Pending          2          NA      33817.28           NA
    Claims Paid             0           0          0.00         0.00


                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By
                           Name:  Lynn Steiner
                           Title: Assistant Vice President, First Trust
                                  of New York, National Association


Dated:        December 31, 1996